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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 30, 2000
                        (Date of earliest event reported)




                            BELL ATLANTIC CORPORATION
                         (D/B/A VERIZON COMMUNICATIONS)
             (Exact name of registrant as specified in its charter)




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
                    Delaware                                     1-8606                               23-2259884
(State or other jurisdiction of incorporation)          (Commission File Number)        (I.R.S. Employer Identification No.)


         1095 Avenue of the Americas,
              New York, New York                                                                        10036
   (Address of principal executive offices)                                                           (Zip Code)
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       Registrant's telephone number, including area code: (212) 395-2121



                                 Not applicable
          (Former name or former address, if changed since last report)


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Bell Atlantic Corporation hereby files Amendment No. 1 to its Form 8-K (date of report: June 30, 2000) filed with the Securities and Exchange Commission on September 13, 2000.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements.

          None

     (b)  Pro Forma Financial Information.

          The (i) pro forma combined condensed statements of income of Bell Atlantic Corporation ("Bell Atlantic") and GTE Corporation ("GTE") for the three months ended March 31, 2000 and 1999, and the years ended December 31, 1999, 1998 and 1997; and (ii) pro forma combined condensed balance sheet of Bell Atlantic and GTE as of March 31, 2000 are attached hereto as Exhibit 99.1.

     (c)  Exhibits.

          99.1 The (i) pro forma combined condensed statements of income of Bell Atlantic and GTE for the three months ended March 31, 2000 and 1999, and the years ended December 31, 1999, 1998 and 1997; and
               (ii) pro forma combined condensed balance sheet of Bell Atlantic and GTE as of March 31, 2000.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    Bell Atlantic Corporation
                                                 -------------------------------
                                                           (Registrant)

Date:     September 13, 2000                         /s/ Lawrence R. Whitman
      --------------------------                 -------------------------------
                                                       Lawrence R. Whitman
                                                  Vice President and Controller


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                                 EXHIBIT INDEX

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
EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
99.1         The (i) pro forma combined condensed statements of income of Bell
             Atlantic and GTE for the three months ended March 31, 2000 and 1999, and the years ended December 31, 1999, 1998 and 1997; and
             (ii) pro forma combined condensed balance sheet of Bell Atlantic and GTE as of March 31, 2000.
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